UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Commission File No. 000-29417

         Date of Report (Date of earliest event reported):  June 7, 2004
                                                            ---------------


                                 ICRYSTAL, INC.
             (Exact name of registrant as specified in its charter)



Incorporated under the laws of
the State of  Delaware                                         62-1581902
             ----------                                   ----------------------
(State or other jurisdiction of                           I.R.S. Employer
incorporation of organization)                            Identification Number)



               1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509
                    (Address of Principal Executive Offices)


                                 (604) 542-5021
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)



INTRODUCTION.

     iCrystal, Inc. (the "Company") f/k/a Softnet Industries, Inc. f/k/a Cable Group South, Inc. was incorporated under the laws of the State of Delaware on October 5, 1994. The Company engaged in the business of providing Internet gaming software until May 2003. The Company has essentially been inactive since then.







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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On June 7, 2004, Woodstock Investments, L.L.C. ("Woodstock"), a Louisiana limited liability company, completed certain contractual conditions precedent to acquire a controlling interest in the Company from certain existing stockholders over a period of twelve months. So long as Woodstock is in compliance with its contractual requirements, it will have the right to vote the majority of the issued and outstanding common stock of the Company. Additionally, on June 7, 2004, the stockholders of the Company approved the following proposals:

          1) A proposal that the current Board of Directors of the Company be removed from office.

          2) A proposal that the following persons be elected to serve as the Board of Directors of the Company until the next annual meeting of stockholders:

                              David Loflin
                              Waddell Loflin


          3) A proposal that the Company change its name from "iCrystal, Inc." to "SAC Technology Corp."

          4) A proposal that the Company complete a reverse stock split of 1-for-17, so that each holder of 17 shares of Common Stock shall receive in exchange 1 share of Common Stock, making the total outstanding shares of Common Stock equal to 1,160,752.

          5) A proposal that the Company change its authorized capitalization as set forth below:

                           80,000,000 shares of common stock, with a par value of $0.001 per share

                           20,000,000 shares of preferred stock, with a par value of $0.001 per share


          6) A proposal that the Company amend and restate its Certificate of Incorporation to read as set forth on Exhibit "A" attached hereto and incorporated herein by reference for all purposes.

          7) Any other business as may properly come before the Special Meeting of Stockholders or any adjournment(s) thereof.





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         There have been no acquisitions or dispositions of assets since the most recently filed Form 10-QSB.



ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         The registrant has not filed a bankruptcy petition (and no parties have petitioned to place the registrant in involuntary bankruptcy) and is not in receivership.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         There have been no changes in the registrant's certifying accountant.


ITEM 5.  OTHER EVENTS.

         There are no other noteworthy events to report.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         There have been no resignations of the registrant's directors or declines to stand for re-election because of a disagreement with the registrant on any matter relating to the registrant's operations, policies, or practices.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) The financial statements of the Company will be filed with its Form 10-KSB.

ITEM 8.  CHANGE IN FISCAL YEAR.

         The registrant has not changed its fiscal year.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ICRYSTAL, INC.,
                                                   a Delaware corporation



                                              By: /s/ David Loflin
                                                 -----------------------------
                                                  David Loflin, President


                                              Dated:  June 8, 2004
                                                    ---------------------------





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



                                   EXHIBIT "A"


                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 ICRYSTAL, INC.



         Pursuant to the provisions of Sections 242 and 245 of the Delaware Corporation Laws, iCrystal, Inc. hereby adopts the following amended and restated Certificate of Incorporation:



                                   ARTICLE ONE

         The name of the corporation is SAC TECHNOLOGY CORP.



                                   ARTICLE TWO

         The period of the corporation's duration is perpetual.



                                  ARTICLE THREE

         The purpose or purposes for which the corporation is organized are to engage in and transact any or all lawful business for which corporations may be incorporated under the Delaware Corporation Laws.



                                  ARTICLE FOUR

         The total authorized capital stock of the corporation is:

         80,000,000 shares of common stock, with a par value of $0.001 per share; and



         20,000,000 shares of preferred stock, with a par value of $0.001 per share, with voting rights, and that may be convertible to common stock of the corporation.



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         Such  stock  may be  issued  from  time to time  without  action by the stockholders for such consideration as may be determined, from time to time, by the Board of Directors and such shares so issued shall be deemed fully paid stock, and the holders of such stock shall not be liable for any further payments thereon. Further, the preferred stock may be issued in one or more series, from time to time, at the discretion of the Board of Directors without stockholder approval, with each such series to consist of such number of shares and to have such voting powers (whether full or limited or no voting powers) and such
         designations,   powers,  preferences,   and  relative,   participating,
         optional, redemption, conversion, exchange, or other special rights, and such qualifications, limitations, or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provide by law, to adopt any such resolution or resolutions.


                                  ARTICLE FIVE

         The corporation will not commence business until it has received for the issuance of its shares, consideration of the value of at least One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.


                                   ARTICLE SIX

         Directors shall be elected by majority vote. Cumulative voting shall not be permitted.


                                  ARTICLE SEVEN

         The street address of the registered office of the corporation is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and the name of its initial registered agent at such address is The Company Corporation.


                                  ARTICLE EIGHT

         The Bylaws shall fix the number of directors. The names and addresses of the persons who will serve as the directors until the next annual meeting of the stockholders, or until their successors are elected and qualified are:



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                       Name                               Address
                       ----                               -------

                  David Loflin                       7635 Jefferson Highway
                                                     Suite 309
                                                     Baton Rouge, LA 70809

                  Waddell Loflin                     7635 Jefferson Highway
                                                     Suite 309
                                                     Baton Rouge, LA 70809



                                  ARTICLE NINE

         The name and address of the incorporator is:

                       Name                               Address
                       ----                               -------

                  David E. Mead                      P.O. Box 285
                                                     Hermitage, TN 37076



                                   ARTICLE TEN

         No holder of any stock of the corporation shall be entitled as a matter of right to purchase or subscribe for any part of any stock of the corporation authorized by these Articles or of any additional stock of any class to be issued by reason of any increase of the authorized stock of the corporation, or of any bonds, certificates of indebtedness, debentures, warrants, options, or other securities convertible into any class of stock of the corporation, but any stock authorized by these Articles or any such additional authorized stock or securities convertible into any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations, or associations for such consideration and upon such terms and in such manner as the Board of Directors may in its discretion determine without offering any thereof on the same terms or on any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any of the provisions of these Articles.


                                 ARTICLE ELEVEN

         The initial Bylaws shall be adopted by the Board of Directors. The Board of Directors may amend or repeal the Bylaws or adopt new Bylaws, unless:
(1) these Articles of Incorporation or the Nevada Business Corporation Act reserves the power exclusively to the shareholders in whole or in part; or (2) the shareholders in amending, repealing, or adopting a particular bylaw expressly provide that the Board of Directors may not amend or


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


repeal that bylaw. Unless these Articles of Incorporation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of the corporation's Bylaws, the corporation's shareholders may amend, repeal, or adopt the corporation's Bylaws even though the Bylaws may also be amended, repealed, or adopted by the Board of Directors.


                                 ARTICLE TWELVE

         A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any act or omission in his capacity as a director, except to the extent otherwise expressly provided by a statute of the State of Nevada. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of the corporation existing at the time of the repeal or modification.


         IN WITNESS WHEREOF, I have hereunto set my hand, this ____ day of March, 2004.




                                            ------------------------------------
                                                David Loflin, President



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